================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 1998


                         UNISTAR FINANCIAL SERVICE CORP.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        2-93426-D                87-0419568
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
      incorporation)                                         Identification No.)

         4635 MCEWEN ROAD
          DALLAS, TEXAS                                            75244
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (972) 702-0800





================================================================================

The undersigned Registrant hereby amends parts (a) and (b) of Item 7. "Financial Statements and Exhibits" of its Current Report on Form 8-K dated August 17, 1998, filed with the Securities and Exchange Commission on September 2, 1998 (the "August 8-K"), as set forth herein.

On September 30, 1998, the Registrant also completed the acquisition of the business and operations of U.S. Fidelity Holding Corp. and its subsidiaries (the "September 30, 1998, Transaction"). This Current Report on Form 8-K/A relates only to the transaction reported in the August 8-K, and excludes information relating to the September 30, 1998, Transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Financial Statements of Business Acquired.

         The following unaudited consolidated interim financial statements of International Fidelity Holding
         Corporation ("IFHC") and the accompanying notes as of and for the six months ended June 30, 1998 and 1997, are submitted herewith on the pages indicated:

         Balance sheets as of June 30, 1998 and 1997 ..............................................................     3
         Statements of operations for each of  the six months ended June 30, 1998 and 1997 ........................     4
         Statements of changes in stockholders' equity for each of the six months ended June 30, 1998 and 1997 ....     5
         Statements of cash flows for each of the six months ended June 30, 1998 and 1997 .........................     6
         Notes to Interim Financial Statements ....................................................................     7

         The following audited consolidated financial statements of IFHC and the accompanying notes as of and for the year ended December 31, 1997 and 1996 are submitted herewith on the pages indicated:

         Independent Auditors' Report (Samson, Robbins & Associates PLLC)..........................................    15
         Balance sheets as of December 31, 1997 and 1996 ..........................................................    16
         Statements of operations for each of the years ended December 31, 1997 and 1996 ..........................    17
         Statements of changes in stockholders' equity for each of the years ended December 31, 1997 and 1996 .....    18
         Statements of cash flows for each of the years ended December 31, 1997 and 1996 ..........................    19
         Notes to Financial Statements ............................................................................    20

(b)      Pro Forma Financial Statements.

         The following unaudited pro forma combined financial statements of Unistar Financial Service Corp. and
         IFHC are submitted herewith on the pages indicated:

         Pro Forma Combined Financial Information .................................................................    29
         Pro Forma Combined balance sheet as of June 30, 1998 .....................................................    30
         Pro Forma Combined Statement of Operations for the six months ended June 30, 1998 ........................    31
         Pro Forma Combined Statement of Operations for the year ended December 31, 1997 ..........................    32
         Notes to Pro Forma Financial Statements ..................................................................    33


                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)



                                                                                                June 30,
                                                                                     ----------------------------
                                                                                          1998            1997
                                                                                     ----------------------------
 ASSETS

         Investments:  (Note 1)
           Mortgage loans                                                            $    75,480     $    77,855
           Real estate                                                                   159,020          50,918
           Equity securities acquired from a stockholder, (Note 2)
               (net of $329,250 unrealized loss)                                       1,426,750            --

                                                                                     -----------     -----------
                Total investments                                                      1,661,250         128,773

         Cash and short term investments (including cash in trust accounts
                of $1,273,709 at June 30, 1998)                                        1,759,264         377,485
         Accrued investment income                                                        15,624             380
         Premiums receivable (Note 3)                                                    210,363         210,520
         Accounts receivable                                                             422,415          77,765
         Prepaid reinsurance premiums                                                       --           138,766
         Deferred acquisition costs (Note 1)                                             516,273         116,545
         Deferred tax asset (Note 5)                                                     281,531         111,700
         Other assets                                                                     20,065          99,934

                                                                                     -----------     -----------
 TOTAL ASSETS                                                                        $ 4,886,785     $ 1,261,868
                                                                                     ===========     ===========

 LIABILITIES AND STOCKHOLDERS' EQUITY

         Unearned premiums (Note 6)                                                  $ 2,184,372     $   277,488
         Loss and loss adjustment expense reserves (Note 1)                              783,958         390,664
         Accounts payable and accrued expenses                                             4,739           6,907

                                                                                     -----------     -----------
                Total liabilities                                                      2,973,069         675,059

         Commitments and contingencies (Notes 4, 7 and 9)                                   --              --


         Stockholders' Equity:  (Note 4)
           Common Shares, $.01 par value (authorized and issued 100,000)                   1,000           1,000
           Paid-in capital                                                               795,809         776,119
           Additional capital (Note 2)                                                 2,000,000            --
           Net unrealized loss on investment securities                                 (329,250)           --
           Retained earnings (Deficit)                                                  (553,843)       (190,310)

                                                                                     -----------     -----------
                Total stockholders' equity                                             1,913,716         586,809

                                                                                     -----------     -----------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $ 4,886,785     $ 1,261,868
                                                                                     ===========     ===========


                  The accompanying notes are an integral part
                   of these consolidated financial statements

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)


                                                               Six months ended June 30,
                                                              ---------------------------
                                                                  1998           1997
                                                              ---------------------------
 REVENUES
         Premiums earned (Note 1)                             $ 1,186,119     $   886,064
         Investment income (Note 1)                                41,685           1,107
         Net realized gains from sale of equity securities         19,068            --
          (Note 2)
                                                              -----------     -----------
                Total Revenues                                  1,246,872         887,171

 EXPENSES
         Loss and loss adjustment expenses (Note 1)             1,083,083         766,807
         Policy acquisition costs                                 386,689         162,804
         Other underwriting expenses                              101,793         285,870

                                                              -----------     -----------
                Total Expenses                                  1,571,565       1,215,481

 NET (LOSS)
         (Loss) before income taxes                              (324,693)       (328,310)
         (Credit) for income taxes (Note 5)                      (110,396)       (103,000)

                                                              -----------     -----------
         Net (Loss)                                           $  (214,297)    $  (225,310)
                                                              ===========     ===========





                  The accompanying notes are an integral part of these consolidated financial statements

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                  (UNAUDITED)




                                                           Six months ended June 30,
                                                          --------------------------
                                                              1998          1997
                                                          --------------------------
COMMON SHARES, $.01 PAR VALUE
       Balance, Beginning of period                       $     1,000     $   1,000

       Issuance of stock                                         --            --

                                                          -----------     ---------
       Balance, End of period                                   1,000         1,000

PAID IN CAPITAL
      Balance, Beginning of period                            795,809       748,134
      Increase in paid-in capital                                --          27,985

                                                          -----------     ---------
      Balance, End of period                                  795,809       776,119

ADDITIONAL CAPITAL (Notes 2 and 4)
      Balance, Beginning of period                          2,000,000          --
      Contributed capital                                        --            --

                                                          -----------     ---------
      Balance, End of period                                2,000,000          --

NET UNREALIZED LOSS ON INVESTMENT SECURITIES
      Balance, Beginning of period                               --            --
      Change in net unrealized (loss) (Note 1)               (329,250)         --

                                                          -----------     ---------
      Balance, End of period                                 (329,250)         --

RETAINED EARNINGS (DEFICIT)
      Balance, Beginning of period                           (339,546)       35,000
      Net  (Loss)                                            (214,297)     (225,310)

                                                          -----------     ---------
      Balance, End of period                                 (553,843)     (190,310)
                                                          -----------     ---------
TOTAL STOCKHOLDERS' EQUITY                                $ 1,913,716     $ 586,809
                                                          ===========     =========





                  The accompanying notes are an integral part
                   of these consolidated financial statements

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                  Six months ended June 30,
                                                                 --------------------------
                                                                     1998           1997
                                                                 --------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
        Net (Loss)                                               $  (214,297)    $(225,310)
        Adjustments to reconcile net (loss) to net
              cash provided by operating activities
        Depreciation                                                   1,953          --
        Gain on sale of securities                                   (19,068)         --
        Changes in:
              Unearned premiums                                    1,022,699       101,118
              Loss and loss adjustment expense reserves               76,048       256,103
              Accounts payable and accrued expenses                 (468,885)      (45,393)
              Premiums receivable                                    817,801       104,169
              Accounts receivable                                   (350,740)         --
              Prepaid reinsurance premiums                           125,000        36,234
              Deferred acquisition costs                            (169,591)      (46,377)
              Deferred income taxes                                 (110,396)     (103,000)
              Accrued investment income                              (15,093)         --
              Other, net                                             130,856      (174,699)

                                                                 -----------     ---------
                    Net cash provided by operating activities        826,287       (97,155)

CASH FLOWS FROM INVESTING ACTIVITIES
        Proceeds from the sale of equity securities (Note 2)          63,068          --
        Net decrease in mortgage loans                                 1,294         7,639
        Sales of real estate                                          29,314        61,952

                                                                 -----------     ---------
                    Net cash provided by investing activities         93,676        69,591

CASH FLOWS FROM FINANCING ACTIVITIES
        Contribution of capital                                         --          27,985

                                                                 -----------     ---------
                    Net cash provided (used) in financing
                         activities                                     --          27,985

                                                                 -----------     ---------
        Increase in cash                                             919,963           421
        Cash and short term investments,  Beginning of period        839,301       377,064

                                                                 -----------     ---------
        Cash and short term investments, End of period           $ 1,759,264     $ 377,485
                                                                 ===========     =========

SUPPLEMENTARY CASH FLOW DISCLOSURES
        Interest paid                                            $      --       $    --
                                                                 ===========     =========
        Income taxes paid                                        $      --       $    --
                                                                 ===========     =========





                  The accompanying notes are an integral part
                   of these consolidated financial statements

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                                  (UNAUDITED)


(1)  OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Operations

International Fidelity Holding Corporation (the Company), formerly U.S. Fidelity Holding Corporation, is a closely held company with one subsidiary. The subsidiary operates as a property and casualty insurance company domiciled in the State of Texas and writes construction surety bonds and reinsures non-standard automobile insurance produced in Texas.

Basis of Consolidation and Reporting

     The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, International Surety and Casualty Company (ISCC) as of and for the six months ended June 30, 1998 and 1997. The consolidated financial statements for the six months ended June 30, 1997 (which are shown for comparative purposes), do not include the accounts and operations of three subsidiaries of the Company (Great Southern General Agency, Inc., Eagle Claims Corp., and Eagle Premium Finance Company) which were conveyed by the Company to an affiliated company, U.S. Fidelity Holding Corp., on December 31, 1997 (see Note 8). All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K related to presenting financial statements of business acquired. Accordingly, the accompanying consolidated financial statements are not intended to be a complete presentation of the consolidated financial statements of the Company (see Note 8). Management believes that the disclosures are adequate to make the information presented not misleading. The results for such interim periods are not necessarily indicative of results for the full year.

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Deferred Acquisition Costs

Deferred acquisition costs include commissions and other related expenses incurred in connection with writing construction surety bonds and non-standard automobile insurance business. These costs are deferred and amortized over the period in which the related premiums are earned.

Securities Pledged

At June 30, 1998 and June 30, 1997, ISCC had investments (certificates of deposit) with an aggregate carrying value of $50,000 which are pledged to the Texas Department of Insurance as required by law. These certificates of deposit are included with cash and short term investments in the accompanying consolidated financial statements.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Investments

The Company carries its investment in equity securities at a cost basis established by management based upon the estimated fair value of such stocks at the date of acquisition. This valuation method for stock price is based upon accounting practices and procedures established by the National Association of Insurance Commissioners (NAIC) relative to a lack of verification of permanence regarding market price, because of the non-economic nature of the transaction when the Company originally received the stock. These securities are reported at fair market value as of the date of the financial statements. Any unrealized holding gains and losses on securities are excluded from earnings and are reported as a separate component of stockholder's equity until realized.

Investment securities are exposed to various risks such as interest rate changes, market fluctuations and credit risks. Market values of securities fluctuate based on the magnitude of changing market conditions; significant changes in market conditions could materially affect portfolio value in the near term.

Mortgage loans on real estate are carried at their unpaid principal balances.

Real estate properties acquired through, or in lieu of, loan foreclosure are initially recorded at fair value at the date of foreclosure, establishing a new cost basis. After foreclosure, management periodically performs valuations, and the real estate is carried at the lower of (1) cost or (2) fair value minus estimated costs to sell. Depreciation is recognized on the straight-line method over lives of 31.5 years. Revenue and expenses from operations are included as investment income.

Premiums Earned

Insurance premiums are reflected as revenue on a pro-rata basis over the lives of the policies. Surety bond premiums are reflected as revenue on a pro-rata basis over the estimated term of the related construction project.

Loss and Loss Adjustment Expense

Loss and loss adjustment expenses represent case-basis estimates, reported losses and estimates based on certain actuarial assumptions regarding industry experience. Estimated amounts of salvage and subrogation are deducted from the reserve for unpaid losses and loss expenses. Management believes that the reserve for unpaid losses and loss adjustment expenses is adequate to cover the ultimate liability. However, such estimate may be more or less than the amount ultimately paid when the claims are ultimately settled.

Furniture and Equipment

Furniture and equipment are stated at cost. Depreciation and amortization is computed using the straight-line method over the estimated useful lives, ranging from 3 to 5 years. These have been reflected in other assets on the accompanying balance sheets.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Cash Equivalents

For purposes of reporting cash flows, cash includes cash on hand, cash on deposit, and in trust accounts.

(2)  EQUITY SECURITIES

On October 20, 1997, the Company contributed to ISCC 240,000 shares of the 250,000 shares of the American Eco Corporation (AEC) stock the Company received from a third party in exchange for the right granted to such third party to receive stock of the Company constituting 33-1/3% of the outstanding common stock of the Company at the time of issuance (see Note 4). The original carrying value of $8.00 per share was the estimated fair value established by management. This valuation of the stock price is based upon accounting practices and procedures established by The National Association of Insurance Commissioners (NAIC) relative to lack of verification of permanence regarding the market price, because of the non-economic nature of the transaction when the Company originally received the stock. These securities are reported at fair market value as of the date of the financial statements. Any unrealized holding gains or losses on these securities are excluded from earnings and are reported as a separate component of stockholders equity until realized.

In December, 1997, the Company and ISCC sold 25,000 shares of the AEC stock in open market transactions receiving proceeds of approximately $234,493, an average price of $9.38 per share. The resulting gain of approximately $34,493 was reflected in the consolidated financial statements for the year ended December 31, 1997.

The AEC stock was valued at $6.50 per share or $1,426,750 in the accompanying financial statements at June 30, 1998. Such value is based on the closing price of the common stock as listed on the NASDAQ Exchange as of June 30, 1998.

The following is an analysis of the stock valuation at June 30, 1998:


                                               Carrying                         Unrealized
                                                 Value            Market           Loss
                                                 -----            ------           ----
Investment in common stock of AEC            $  1,756,000      $ 1,426,750      $  329,250

During the six months ended June 30, 1998, ISCC sold 5,500 shares of AEC stock in open market transactions for an average price of $11.47 per share or $63,068. As of September 30, 1998, such AEC stock was listed on the NASDAQ exchange for the following:

                  Bid                       Ask                     Close
                  ---                       ---                     -----
                 $2-5/32                  $2-5/16                  $2-5/16

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



(3)  RELATED PARTY TRANSACTIONS

ISCC has entered into a master underwriting agreement effective June 1, 1995 with an affiliate, Great Southern General Agency, Inc (GSGA). This agreement provides for an exclusive underwriting manager (GSGA) to procure, accept, underwrite and execute construction surety bonds and administration of claims. ISCC pays a provisional advance commission of 42% of premiums received. The term of this agreement expired June 1998, and is renewable for two additional terms of three years at the option of GSGA.

Additionally, this agreement provides for a retro-commission equal to 50% of net gains of ISCC from favorable loss ratio experience. ISCC paid commissions, including retro-commission amounts, of $427,689 and $162,804 to GSGA during the first six months of 1998 and 1997 respectively.

In the ordinary course of business, GSGA owed ISCC $210,363 at June 30, 1998 and $216,520 at June 30, 1997, as reflected in premiums receivable in the accompanying financial statements.

(4)  STOCKHOLDERS' EQUITY

Parent Company

Effective October 20, 1997 the Company entered into an option and negative pledge agreement with a third party. In accordance with this agreement, the third party contributed 250,000 shares of American Eco Corporation common stock (see note 2) in exchange for the right granted to such third party to receive stock of the Company constituting 33-1/3% of the outstanding common stock of the Company at the time of issuance. On July 30, 1998, the third party exercised the right and 51,000 newly issued shares of the Company's stock were issued. The right and share exchange resulting therefrom were approved by the Texas Commissioner of Insurance effective June 9, 1998.

Insurance Subsidiary

Statutory regulations generally limit the payment of cash dividends in any one year to an amount equal to the greater of net investment income reported for the previous calendar year or 10% of surplus as regards policyholders as of the previous year-end. Surplus in excess of this limitation is not available for dividends without special approval of the regulatory authorities. The Company has no surplus available at June 30, 1998, for payment of cash dividends in fiscal 1998.

Statutory capital and surplus was $1,904,469 and $816,903 at June 30, 1998 and 1997, respectively. Statutory net income was $7,260 and $5,784 for the six months ended June 30, 1998 and 1997, respectively.

Since August 26, 1997, ISCC has operated under Regulatory Administrative Oversight by the Texas Department of Insurance ("TDI"). The more significant requirements were for ISCC to provide certain financial statements, projections and business plans for approval and review. The TDI also required ISCC to adopt and amend certain policies and procedures.

ISCC responded to the TDI on November 3, 1997 regarding the aforementioned issues. As of June 30, 1998, management believes they have adequately addressed all of the significant issues.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


During 1997, TDI conducted an examination of ISCC through December 31, 1996. The Texas Department of Insurance found that ISCC did not have the minimum capital and surplus invested in prescribed funds as required by Article 2.08 of the Texas Insurance Code.

On October 20, 1997, the Company (ISCC's sole stockholder) made a capital contribution (see Note 2) of $1,920,000 consisting of 240,000 shares of American Eco common stock. ISCC had until August 15, 1998 to come into compliance with the investment of its capital and surplus per Articles 2.08 and 2.10 of the Texas Insurance Code. Effective August 12, 1998, the Company contributed $1,000,000 cash to ISCC as additional capital. Management believes ISCC currently is in compliance with Articles 2.08 and 2.10 of the Texas Insurance Code.

(5)  FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with its subsidiary, ISCC. The Company and ISCC have a tax sharing agreement that requires each entity to pay taxes on their separate company taxable income. Federal income taxes receivable based on the Company's consolidated taxable income for the six months ended June 30, 1998 and 1997, amounted to $15,000 and ($0), respectively, and is reflected in accounts receivable in the accompanying financial statements.

Included in the accompanying balance sheets are deferred tax assets of $281,531 and $111,700 as of June 30, 1998 and 1997, respectively:

                                                 June 30,
                                         -----------------------
                                           1998           1997
                                         ---------     ---------
     Deferred tax asset:
          Unearned premium reserve       $ 204,064     $  46,700
          NOL carryforward                 253,000       105,000
                                         ---------     ---------
                                           457,064       151,700

     Deferred tax liability:
           Deferred acquisition costs     (175,533)      (40,000)
                                         ---------     ---------
     Net deferred tax asset              $ 281,531     $ 111,700
                                         =========     =========

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Income tax expense (benefit) consists of the following components for the six months ended June 30:

                                                       1998              1997
                                                   ------------      -----------
     Deferred income tax (benefit)                 $   (110,396)     $  (103,000)

                                                   ------------      -----------
     Total income tax (benefit)                    $   (110,396)     $  (103,000)
                                                   ============      ===========


The following reconciles the Company's consolidated tax provision with the expected provision obtained by applying statutory rules to pre-tax income:

                                                     1998           1997
                                                   ---------     ---------
     Expected tax provision                        $(110,396)    $(111,625)
     Other                                              --           8,625

                                                   ---------     ---------
     Income tax (credit)                           $(110,396)    $(103,000)
                                                   =========     =========

At June 30, 1997, the Company had the following federal income tax carryforwards:

                                                                  Expires
                                                                 ---------
     Net operating loss carryforward               $ 745,000     2011 - 13


(6)  REINSURANCE

ISCC assumes non-standard auto risks which are written by affiliated managing general agencies. The Company assumes a ten (10) percent quota share of each auto risk.

ISCC currently limits its construction surety (payment and performance bonding) capacity to $2,000,000 per principal and was reinsured in excess of $100,000 per principal in 1997 and $250,000 per principal in 1998.

In the ordinary course of its construction and surety business, ISCC reinsures certain risks with other insurance organizations to provide greater diversification of risk and minimize exposures on larger risks. Although reinsurance agreements contractually obligate re-insurers to reimburse for their proportionate shares of losses, they do not discharge the primary liability of ISCC. ISCC is contingently liable for the ceded amount of unpaid losses and loss adjustment expenses and unearned premiums in the event the assuming insurance organizations are unable to meet their contractual obligations.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


During 1997 and 1998, the Company reinsured under separate treaties for their different lines of business, resulting in the following net retention per occurrence:

                                                 1997                                                  1998
                                  ---------------------------------                   ---------------------------------------
                                   Primary                   Excess                    Primary          Excess
                                  Retention                  Policy                   Retention         Policy         Total
                                  ---------                  ------                   ---------         ------         -----
Reinsurance Ceded:
     Construction Surety        $100,000/bond              $1,900,000                $ 250,000        $1,750,000    $2,000,000

                                  Physical                        Automobile
                                   damage                         liability
                                   ------                         ---------
Reinsurance Assumed:
     Non-standard
     automobile                   $   5,000                       $   4,000

Effective January 1, 1998, the Company exercised the options to no-claim bonuses of $41,000 on its surety reinsurance treaties for 1997. On January 14, 1998 the Company renewed its reinsurance agreements for 1998. These agreements include all unexpired risk with effective dates prior to January 1, 1998.


An analysis of net premiums written is summarized as follows:


                                                    June 30,
                                           ----------------------
                                              1998         1997
                                           ----------    --------
Assumed:
     Private passenger auto liability &
      Auto physical damage                 $2,203,275    $566,827

Direct:
     Surety & Accidental and health            27,166     665,356

Ceded:
     Surety & Accidental and health           135,492     169,433
                                           ==========    ========


Effective June 30, 1998, ISCC commuted its retrocession agreement with Underwriters Reinsurance Company for the assumption of Non-Standard Auto Insurance. Effective July 1, 1998, ISCC entered into a new Retrocession Agreement with Trenwick Reinsurance Company. The effective change in the agreement is that premiums are now ceded as earned.

(7)  CONTINGENT LIABILITIES

The Company is a defendant in several other claims relating to matters arising in the ordinary course of its surety business. The amount of the liability, if any, from the claims cannot be estimated, but management is of the opinion that the outcome of the claims will not have a material impact in the Company's financial position. Nevertheless, due to uncertainties in the settlement process, it is at least reasonably possible that management's view of the outcome will change in the near term.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



The Company does not have any financial instruments where there is off-balance-sheet-risk of accounting loss due to credit or market risk.

(8)  CORPORATE REORGANIZATION

Effective December 31, 1997 the Company conveyed certain stock it owned in three subsidiary corporations, (Eagle Premium Finance Company, Great Southern General Agency, Inc. and Eagle Claim Company) to an affiliated entity. The transactions have been accounted for as a spin-off of entities under common control and accordingly, the assets, liabilities, equity and operating results of these subsidiaries for 1997 and 1998 are not included in the accompanying consolidated financial statements.

(9)  SUBSEQUENT EVENTS

Effective August 17, 1998, the stockholders of the Company exchanged 100% of their common stock in the Company for 19,777,000 shares of $.01 par value common stock in Caldera, Inc., a Delaware corporation. Caldera, Inc. was an inactive corporation with no business or assets. At year-end 1997, Caldera, Inc. had a net operating loss carryforward for federal income tax purposes of $38,000. Due to the changes in operations and ownership, the Internal Revenue Code will not allow this NOL carryforward to be utilized. On August 17, 1998, Caldera, Inc. changed its name to Unistar Financial Services Corp. (Unistar), upon the effectiveness of the August 17, 1998, transaction.

On August 12, 1998, the Company contributed $1,000,000 of cash as additional capital to ISCC.

On September 30, 1998, Unistar completed the acquisition of the business and operations of U.S. Fidelity Holding Corp. and its subsidiaries (collectively, "USFH") for consideration consisting of 3,975,000 shares of Unistar common stock. Immediately prior to the acquisition, Unistar had 20,000,000 shares of common stock outstanding, resulting in 23,975,000 shares of common stock outstanding after giving effect to the acquisition.

                          Independent Auditors' Report



To the Board of Directors
International Fidelity Holding Corporation


We have audited the accompanying consolidated balance sheets of International Fidelity Holding Corporation and its subsidiary, International Surety and Casualty Company, as of December 31, 1997 and 1996, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the two years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying consolidated financial statements include the accounts of International Fidelity Holding Corporation and its wholly owned subsidiary, International Surety and Casualty Company for 1997 and 1996. The consolidated financial statements described above do not include the accounts and operations of three previously owned subsidiaries of International Fidelity Holding Corporation (Great Southern General Agency, Inc., Eagle Claims Corp. and Eagle Premium Finance Company) which were sold by International Fidelity Holding Corporation to an affiliated company, U. S. Fidelity Holding Corp., on December 31, 1997. The accompanying consolidated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K related to presenting financial statements of businesses acquired. Accordingly, as described in Note 1, the accompanying consolidated financial statements are not intended to be a complete presentation of the consolidated financial statements of International Fidelity Holding Corporation.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of International Fidelity Holding Corporation and its subsidiary, International Surety and Casualty Company, as of December 31, 1997 and 1996, and the consolidated results of operations, changes in stockholders' equity and cash flows for each of the two years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




Dallas, Texas
August 21, 1998, except as to        /s/ SAMSON, ROBBINS, & ASSOCIATES P.L.L.C.
Note 9 which is as of
September 30, 1998.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                           CONSOLIDATED BALANCE SHEETS



                                                                                   December 31,
                                                                            ----------------------------
                                                                                1997             1996
                                                                            -----------      -----------
ASSETS

        Investments:  (Note 1)
          Mortgage loans                                                    $    76,774      $    85,494
          Real estate                                                           190,286          112,870
          Equity securities acquired from a stockholder (Note 2)              1,800,000             --
                                                                            -----------      -----------
               Total investments                                              2,067,060          198,364

        Cash and short term investments (Note 1)                                839,301          377,064
        Accrued investment income                                                   532             --
        Premiums receivable (Note 3)                                          1,028,164          314,689
        Accounts receivable                                                      71,675             --
        Prepaid reinsurance premiums                                            125,000          175,000
        Deferred acquisition costs (Note 1)                                     346,682           70,168
        Deferred tax asset (Note 5)                                             171,135            8,700
        Other assets                                                            150,921            3,380
                                                                            -----------      -----------
TOTAL ASSETS                                                                $ 4,800,470      $ 1,147,365
                                                                            ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

        Unearned premiums (Note 1)                                          $ 1,161,673      $   176,370
        Loss and loss adjustment expense reserves (Note 1)                      707,910          134,561
        Accounts payable and accrued expenses                                   473,624           52,300
                                                                            -----------      -----------
               Total liabilities                                              2,343,207          363,231

        Commitments and contingencies (Notes 4, 7 and 9)                           --               --


        Stockholders' Equity:  (Note 4)
          Common Shares, $.01 par value (authorized and issued 100,000)           1,000            1,000
          Paid-in capital                                                       795,809          748,134
          Additional capital                                                  2,000,000             --
          Retained earnings                                                    (339,546)          35,000
                                                                            -----------      -----------
               Total stockholders' equity                                     2,457,263          784,134
                                                                            -----------      -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $ 4,800,470      $ 1,147,365
                                                                            ===========      ===========






                   The accompanying notes are an integral part of these consolidated financial statements

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                        Year ended December 31,
                                                                      ----------------------------
                                                                          1997             1996
                                                                      -----------      -----------
REVENUES
        Premiums earned (Note 1)                                      $ 2,101,249      $   917,493
        Investment income (Note 1)                                         27,327           28,691
        Miscellaneous income                                               10,704            5,188
        Net realized gain from sale of equity securities (Note 2)          34,493             --
                                                                      -----------      -----------
               Total Revenues                                           2,173,773          951,372

EXPENSES
        Losses and loss adjustment expenses (Note 1)                    1,769,589          203,046
        Policy Acquisition costs                                          677,129          484,330
        Other underwriting expenses                                       226,133          208,146
        Investment expenses (Note 1)                                       22,791           12,350
                                                                      -----------      -----------
               Total Expenses                                           2,695,642          907,872

NET INCOME (LOSS)
        Income (Loss) before income taxes                                (521,869)          43,500
        Provision (Credit) for income taxes (Note 5)                     (177,435)           8,500
                                                                      -----------      -----------
        Net Income (Loss)                                             $  (344,434)     $    35,000
                                                                      ===========      ===========










                   The accompanying notes are an integral part of these consolidated financial statements

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY




                                               Year ended December 31,
                                            ----------------------------
                                               1997             1996
                                            -----------      -----------
COMMON SHARES, $.01 PAR VALUE
       Balance, Beginning of year           $     1,000      $      --
       Issuance of stock                           --              1,000
                                            -----------      -----------
       Balance, End of year                       1,000            1,000

PAID IN CAPITAL
      Balance, Beginning of year                748,134             --
      Acquisition of net assets in ISCC            --            748,134
      Other                                      47,675             --
                                            -----------      -----------
      Balance, End of year                      795,809          748,134

ADDITIONAL CAPITAL
      Balance, Beginning of year                   --               --
      Contributed Capital (Note 4)            2,000,000             --
                                            -----------      -----------
      Balance, End of year                    2,000,000             --

RETAINED EARNINGS
      Balance, Beginning of year                 35,000             --
      Net Income (Loss)                        (344,434)          35,000
      Other, net                                (30,112)            --
                                            -----------      -----------
      Balance, End of year                     (339,546)          35,000
                                            -----------      -----------

TOTAL STOCKHOLDERS' EQUITY                  $ 2,457,263      $   784,134
                                            ===========      ===========






                   The accompanying notes are an integral part of these consolidated financial statements

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                  Year ended December 31,
                                                                                ----------------------------
                                                                                    1997             1996
                                                                                -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
        Net income (loss)                                                       $  (344,434)     $    35,000
        Adjustments to reconcile net income (loss) to net
              cash provided by operating activities:
        Depreciation and amortization                                                 3,904            3,904
        Gain on sale of securities                                                  (34,493)            --
        Changes in:
              Unearned premiums                                                     985,303          131,292
              Loss and loss adjustment expense reserves                             573,349          134,561
              Accounts payable and accrued expenses                                 421,324           27,164
              Premiums receivable                                                  (713,475)        (289,052)
              Prepaid reinsurance premiums                                           50,000          (25,000)
              Deferred acquisition costs                                           (276,514)         (51,236)
              Deferred income taxes                                                (177,435)           8,500
              Other, net                                                           (119,414)         (17,566)
                                                                                -----------      -----------
                    Net cash provided (used) by operating activities                368,115          (42,433)

CASH FLOWS FROM INVESTING ACTIVITIES
        Sales of equity securities (Note 2)                                         234,493             --
        Net decrease (increase) in mortgage loans                                     8,720          (26,844)
        Sales (acquisitions) of real estate                                         (77,416)          30,000
                                                                                -----------      -----------
                    Net cash provided by investing activities                       165,797            3,156

CASH FLOWS FROM FINANCING ACTIVITIES
        Issuance of stock                                                              --              1,000
        Contribution of capital                                                        --             40,000
        Advances from (to) affiliate                                                (71,675)          70,000
                                                                                -----------      -----------
                    Net cash provided (used) in financing activities                (71,675)         111,000
                                                                                -----------      -----------
        Increase in cash                                                            462,237           71,723
        Cash and short term investments, Beginning of year                          377,064          305,341
                                                                                -----------      -----------
        Cash and short term investments, End of year                            $   839,301      $   377,064
                                                                                ===========      ===========

SUPPLEMENTARY CASH FLOW DISCLOSURES
        Interest paid                                                           $      --        $      --
                                                                                ===========      ===========
        Income taxes paid                                                       $    15,000      $      --
                                                                                ===========      ===========

SUPPLEMENTAL SCHEDULE FOR NON-CASH ACTIVITIES
        Common stock of American Eco contributed by stockholder                 $ 2,000,000      $      --
                                                                                ===========      ===========
        Impact of net assets acquired in exchange for holding company stock     $      --        $   748,134
                                                                                ===========      ===========


                   The accompanying notes are an integral part of these consolidated financial statements

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


(1)  OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Operations

International Fidelity Holding Corporation (the Company), formerly U.S. Fidelity Holding Corporation, is a closely held company with one subsidiary. The subsidiary operates as a property and casualty insurance company domiciled in the State of Texas which writes a limited amount of construction surety bonds and reinsures non-standard automobile insurance produced and underwritten by affiliated companies in Texas.

Basis of Consolidation and Reporting

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, International Surety and Casualty Company (ISCC) for 1997 and 1996. The consolidated financial statements do not include the accounts and operations of three subsidiaries of the Company (Great Southern General Agency, Inc., Eagle Claims Corp, and Eagle Premium Finance Company) which were conveyed by the Company to an affiliated company, U. S. Fidelity Holding Corp., on December 31, 1997. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K related to presenting financial statements of businesses acquired. Accordingly, the accompanying consolidated financial statements are not intended to be a complete presentation of the consolidated financial statements of the Company (see Note 8).

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Deferred Acquisition Costs

Deferred acquisition costs include commissions incurred in connection with writing construction surety bonds and non-standard automobile insurance business. These costs are deferred and amortized over the period in which the related premiums are earned.

Securities Pledged

At December 31, 1997, ISCC had investments (certificates of deposit) with an aggregate carrying value of $50,000 which are pledged to the Texas Department of Insurance as required by law. These certificates of deposits are included with cash and short term investments in the accompanying consolidated financial statements.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Investments

The Company carries its investment in equity securities at a cost basis established by management based upon the estimated fair value of such stock at the date of acquisition. This valuation method for stock price is based upon accounting practices and procedures established by the National Association of Insurance Commissioners (NAIC) relative to a lack of verification of permanence regarding market price, because of the non-economic nature of the transaction when the Company originally received the stock. These securities are reported at fair market value as of the date of the financial statements. Any unrealized holding gains and losses on securities are excluded from earnings and are reported as a separate component of stockholder's equity until realized.

Investment securities are exposed to various risks such as interest rate changes, market fluctuations and credit risks. Market values of securities fluctuate based on the magnitude of changing market conditions.

Mortgage loans on real estate are carried at their unpaid principal balances.

Real estate properties acquired through, or in lieu of, loan foreclosure are initially recorded at fair value at the date of foreclosure, establishing a new cost basis. After foreclosure, management periodically performs valuations, and the real estate is carried at the lower of (1) cost or (2) fair value minus estimated costs to sell. Depreciation is recognized on the straight-line method over lives of 31.5 years. Revenue and expenses from operations are included as investment income.

Premiums Earned

Insurance premiums are reflected as revenue on a pro-rata basis over the lives of the policies. Surety bond premiums are reflected as revenue on a pro-rata basis over the estimated term of the related construction project.

Loss and Loss Adjustment Expense

Loss and loss adjustment expenses represent case-basis estimates, reported losses and estimates based on certain actuarial assumptions regarding industry experience. Estimated amounts for salvage and subrogation are deducted from the reserve for unpaid losses and loss expenses. Management believes that the reserve for unpaid losses and loss adjustment expenses is adequate to cover the ultimate liability. However, such estimates may be more or less than the amount paid when the claims are ultimately settled.

Furniture and Equipment

Furniture and equipment are stated at cost. Depreciation and amortization is computed using the straight-line method over the estimated useful lives, ranging from 3 to 5 years. These have been reflected in other assets on the accompanying balance sheet.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



Cash Equivalents

For purposes of reporting cash flows, cash includes cash on hand and cash on deposit.

(2)      EQUITY SECURITIES

On October 20, 1997, the Company contributed to ISCC 240,000 shares of the 250,000 shares of the American Eco Corporation (AEC) stock the Company received from a third party in exchange for the right granted to such third party to receive stock of the Company constituting 33 1/3% of the outstanding common stock of the Company at the time of issuance (see Note 4). The original carrying value of $8.00 per share was the estimated fair value established by management. This valuation of the stock price is based upon accounting practices and procedures established by The National Association of Insurance Commissioners
(NAIC) relative to lack of verification of permanence regarding the market price, because of the non-economic nature of the transaction when the Company originally received the stock. These securities are reported at fair market value as of the date of the financial statements. Any unrealized holding gains or losses on these securities are excluded from earnings and are reported as a separate component of stockholders' equity until realized.

In December, 1997, the Company and ISCC sold 25,000 shares of the AEC stock in open market transactions receiving proceeds of approximately $234,493, an average price of $9.38 per share . The resulting gain of approximately $34,493 has been reflected in the consolidated financial statements for the year ended December 31, 1997.

The following is an analysis of the valuation of the remaining 225,000 shares of AEC stock at December 31, 1997:

                                                 Carrying                       Unrecognized
                                                   Value           Market           Gain
                                               -----------     -------------    ------------
Equity Securities                              $ 1,800,000     $   2,432,813    $   632,813

The AEC stock is traded on the NASDAQ Exchange. There are no encumbrances on this stock or repurchase requirements by either the prospective stockholder or the Company.

Subsequent to December 31, 1997, 5,500 shares of AEC stock were sold in open market transactions at an average price of $11.50 per share for proceeds of approximately $63,258. As of August 26, 1998, the AEC stock was listed on the NASDAQ Exchange as follows:

                   Bid                       Ask                       Close
                   ---                       ---                       -----
                  $2-3/4                    $3-1/8                     $2-7/8

(3)      RELATED PARTY TRANSACTIONS

Previously, ISCC leased office space from the Company under a management and service agreement which was terminated in June 1996. Total rental expense under this agreement in 1996 was $37,500, A current management agreement was approved by the Texas Department of Insurance (see Note 4). Total rental expense in 1997 of $31,500 was paid to an affiliated company.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



ISCC has entered into a master underwriting agreement effective June 1, 1995 with an affiliate, Great Southern General Agency, Inc (GSGA). This agreement provides for an exclusive underwriting manager (GSGA) to procure, accept, underwrite and execute construction surety bonds and administration of claims. ISCC pays a provisional advance commission of 42% of premiums received. The initial three year term of this agreement expired June 1998, and is renewable for two additional terms of three years each, at the option of GSGA.

Additionally, this agreement provides for a retro-commission equal to 50% of net gains of ISCC from favorable loss ratio experience. ISCC paid commissions, including retro-commission amounts, of $358,867 and $516,995 to GSGA during 1997 and 1996 respectively.

In the ordinary course of business, GSGA owed ISCC $55,925 at December 31, 1997 and $191,441 at December 31, 1996, as reflected in premiums receivable in the accompanying financial statements.

During 1996, the Company paid consulting fees to certain of its officers and directors of $17,552 and paid management fees of $31,500 to its then parent company. During 1997, the Company paid no consulting or director fees.

(4)      STOCKHOLDERS' EQUITY

Parent Company

Effective October 20, 1997 the Company entered into an option and negative pledge agreement with a third party. In accordance with this agreement, the third party contributed 250,000 shares of American Eco Corporation common stock (see note 2) in exchange for the right granted to such third party to receive stock of the company constituting 33 1/3% of the outstanding common stock of the company at the time of issuance. On July 30, 1998, the third party exercised the right and 51,000 newly issued shares of the Company's stock were issued. The right and share exchange resulting therefrom were approved by the Texas Commissioner of Insurance effective June 9, 1998.

Insurance Subsidiary

Statutory regulations generally limit the payment of cash dividends in any one year to an amount equal to the greater of net investment income reported for the previous calendar year or 10% of surplus as regards policyholders as of the previous year-end. Surplus in excess of this limitation is not available for dividends without special approval of the regulatory authorities. The Company has no surplus available at December 31, 1997, for payment of cash dividends in fiscal 1998.

Statutory capital and surplus was $2,810,574 and $811,119 at December 31, 1997 and 1996, respectively. Statutory net income (loss) was ($654,917) and $97,571 for the years ended December 31, 1997, and 1996, respectively.

Since August 26, 1997, ISCC has operated under Regulatory Administrative Oversight by the Texas Department of Insurance (the "TDI"). The more significant requirements were for ISCC to provide certain financial statements, projections and business plans for approval and review. The TDI also required ISCC to adopt and amend certain policies and procedures.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


ISCC responded to the Texas Department of Insurance on November 3, 1997 regarding the aforementioned issues. As of December 31, 1997, management believes they have adequately addressed all of the significant issues.

During 1997, TDI conducted an examination of ISCC through December 31, 1996. The Texas Department of Insurance found that ISCC did not have the minimum capital and surplus invested in prescribed funds as required by Article 2.08 of the Texas Insurance Code.

On October 20, 1997, the Company (ISCC's sole stockholder) made a capital contribution (see Note 2) of $1,920,000 consisting of 240,000 shares of American Eco common stock. ISCC had until August 15, 1998 to come into compliance with the investment of its capital and surplus per Articles 2.08 and 2.10 of the Texas Insurance Code. Effective August 12, 1998, the Company contributed $1,000,000 cash to ISCC as additional capital. Management believes ISCC currently is in compliance with Articles 2.08 and 2.10 of the Texas Insurance Code.


(5)      FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with its subsidiary, ISCC. The Company and its subsidiary have a tax sharing agreement that requires each entity to pay taxes on their separate company taxable income. Federal income taxes receivable or (payable) based on the Company's consolidated taxable income for the years ended December 31, 1997 and 1996 amounted to $15,000 and ($15,000), and is reflected in accounts receivable and accounts payable, respectfully, in the accompanying financial statements.

Included in the accompanying balance sheets are deferred tax assets of $171,135 and $8,700 as of December 31, 1997 and 1996, respectively:


                                         1997           1996
                                      ---------      ---------
Deferred tax asset:
       Unearned premium reserve       $ 184,135      $  32,600
       NOL carryforward                 105,000           --
                                      ---------      ---------
                                        289,135         32,600
Deferred tax liability:
       Deferred acquisition costs      (118,000)       (23,900)
                                      ---------      ---------
       Net deferred tax asset         $ 171,135      $   8,700
                                      =========      =========

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Income tax expense credit consists of the following components for the year ended December 31:

                                      1997           1996
                                   ---------      ---------
Currently payable (refundable)     $ (15,000)     $  15,000
Deferred income tax benefit         (162,435)        (6,500)
                                   ---------      ---------
Total income tax provision
   (credit)                        $(177,435)     $   8,500
                                   =========      =========

The following reconciles the Company's consolidated tax provision with the expected provision obtained by applying statutory rules to pre-tax income:

                                       1997           1996
                                    ---------      ---------
Expected tax provision (credit)     $(222,535)        15,000
Progressive tax rates                  45,100         (6,500)
                                    ---------      ---------
Income tax provision (credit)       $(177,435)     $   8,500
                                    =========      =========

At December 31, 1997, the Company had the following federal income tax carryforwards:

                                                 Expires
                                                 -------
Net operating loss carryforward     $380,000     2011-13
Capital loss carryforward           $ 95,194     2002-03

(6)      REINSURANCE

ISCC assumes non-standard auto risks which are written by affiliated managing general agencies. The Company assumes a ten (10) percent quota share of each auto risk.

ISCC currently limits its construction surety (payment and performance bonding) capacity to $2,000,000 per principal and is reinsured in excess of $250,000 per principal.

In the ordinary course of its construction and surety business, ISCC reinsures certain risks with other insurance organizations to provide greater diversification of risk and minimize exposures on larger risks. Although reinsurance agreements contractually obligate re-insurers to reimburse for their proportionate shares of losses, they do not discharge the primary liability of ISCC. ISCC is contingently liable for the ceded amount of reserves for unpaid losses and loss adjustment expenses and unearned premiums in the event the assuming insurance organizations are unable to meet their contractual obligations.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


During 1996 and 1997, the Company reinsured under separate treaties for their different lines of business, resulting in the following net retention per occurrence:

                                             Primary              Excess
                                            Retention             Policy                Total
                                         ---------------     ----------------     ----------------
Ceded:
  Construction Surety                    $  100,000/bond     $      1,900,000     $        200,000

                                             Physical           Automobile
                                              Damage            Liability
                                         ---------------     ----------------
Assumed:
       Non-standard automobile           $         5,000     $          4,000

Effective January 1, 1997 and 1996, the Company exercised the options to no-claim bonuses of $41,000 and $35,000 respectively on its surety reinsurance treaties for 1997 and 1996. On January 14, 1997 the Company renewed its reinsurance agreements for 1997 at similar limits to those in 1996. These agreements include all unexpired risk with effective dates of 1996 and 1997.

An analysis of net premiums written is summarized as follows:

                                            1997             1996
                                        -----------      -----------
Assumed:
   Private passenger auto liability     $ 1,288,425             --
   Auto physical damage                   1,156,848             --

Direct:
   Surety                                   854,442        1,191,231
   Accidental and health                     (9,585)          57,720

Ceded:
   Surety                                  (209,194)        (170,866)
   Accidental and health                      5,616          (29,300)
                                        ===========      ===========

Effective June 30, 1998, ISCC commuted its retrocession agreement with Underwriters Reinsurance Company for the assumption of Non-Standard Auto Insurance. Effective July 1, 1998, ISCC entered into a new Retrocession Agreement with Trenwick Reinsurance Company. The effective change in the agreement is that premiums are now ceded as earned.

                   INTERNATIONAL FIDELITY HOLDING CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(7)      CONTINGENT LIABILITIES

The Company is a defendant in several claims relating to matters arising in the ordinary course of its surety business. The amount of the liability, if any, from the claims cannot be estimated, but management is of the opinion that the outcome of the claims will not have a material impact in the Company's financial position. Nevertheless, due to uncertainties in the settlement process, it is at least reasonably possible that management's view of the outcome will change in the near term.

The Company does not have any financial instruments where there is off-balance-sheet-risk of accounting loss due to credit or market risk.

(8)      CORPORATE REORGANIZATION

Effective December 31, 1997 the Company conveyed certain stock it owned in three subsidiary corporations, (Eagle Premium Finance Company, Great Southern General Agency, Inc. and Eagle Claim Company) to an affiliated entity. The transactions have been accounted for as a spin-off of entities under common control and accordingly, the assets, liabilities, equity and operating results of these subsidiaries for 1996 and 1997 are not included in the accompanying consolidated financial statements.

(9)      SUBSEQUENT EVENTS

Effective August 17, 1998, the stockholders of the Company exchanged 100% of their common stock in the Company for 19,777,000 shares (approximately 99%) of $.01 par value common stock in Caldera, Inc., a Delaware corporation. Caldera, Inc., an affiliate of the Company, was an inactive public corporation with no business or assets. At year-end 1997, Caldera, Inc. had a net operating loss carryforward for federal income tax purposes of $38,000. Due to the changes in operations and ownership, the Internal Revenue Code will not allow this NOL carryforward to be utilized. On August 17, 1998, Caldera, Inc. changed its name to Unistar Financial Services Corp. (Unistar), upon the effectiveness of the August 17, 1998, transaction.

On August 12, 1998, the Company contributed $1,000,000 cash to ISCC as additional capital.

On September 30, 1998, Unistar completed the acquisition of the business and operations of U.S. Fidelity Holding Corp. and its subsidiaries (collectively, "USFH") for consideration consisting of 3,975,000 shares of Unistar common stock. Immediately prior to the acquisition, Unistar had 20,000,000 shares of common stock outstanding, resulting in 23,975,000 shares of common stock outstanding after giving effect to the acquisition.

                         Unistar Financial Service Corp.
               Unaudited Pro Forma Combined Financial Information


The following unaudited pro forma combined balance sheet and statements of operations present the combined financial position and operations of Unistar Financial Service Corp. ("Unistar") and International Fidelity Holding Corp. and its wholly-owned subsidiary International Surety and Casualty Company (together referred to as "IFHC") at June 30, 1998 and for the six month period ended June 30, 1998 and for the year ended December 31, 1997. This unaudited pro forma information gives effect to the transaction which occurred on August 17, 1998, pursuant to which Unistar acquired all of the issued and outstanding capital stock of IFHC in exchange for 19,777,000 shares of Unistar common stock. The pro forma combined balance sheet as of June 30, 1998, gives effect to the transaction as if it occurred on June 30, 1998. The pro forma combined statements of operations for the six months ended June 30, 1998, and for the year ended December 31, 1997, assume the transaction occurred at the beginning of each respective period presented. The unaudited pro forma adjustments treat the transaction as a recapitalization of IFHC, or a reverse merger, as if IFHC acquired Unistar. This unaudited pro forma combined information should be read in conjunction with the consolidated statements of IFHC and notes thereto presented herein.

                         Unistar Financial Service Corp.
                        Pro Forma Combined Balance Sheet
                                  June 30, 1998
                                  (Unaudited)


                                                                                                   Unaudited
                                                       Historical               Pro Forma          Pro Forma
                                                  IFHC         Unistar         Adjustments         Combined
                                            ---------------  ------------      --------------    ------------
Assets
    Investments                             $    1,661,250                                       $ 1,661,250
    Cash and short-term investments              1,759,264                                         1,759,264
    Premiums receivable                            210,363                                           210,363
    Accounts receivable                            422,415                                           422,415
    Deferred acquisition costs                     516,273                                           516,273
    Deferred tax asset                             281,531                                           281,531
    Other assets                                    35,689                                            35,689
                                            --------------    -----------        -----------     -----------
    Total assets                            $    4,886,785    $         -        $         -     $ 4,886,785
                                            ==============    ===========        ===========     ===========
Liabilities
    Unearned premiums                       $    2,184,372                                       $ 2,184,372
    Loss and loss adjustment reserves              783,958                                           783,958
    Accounts payable and accrued expenses            4,739                                             4,739
                                            --------------    -----------        -----------     -----------
    Total liabilities                            2,973,069              -                  -       2,973,069
                                            --------------    -----------        -----------     -----------
Equity
    Common stock and paid-in capital             2,796,809        608,152           (608,152)      2,796,809
    Net unrealized loss on investment
       securities                                 (329,250)                                         (329,250)
    Retained earnings (deficit)                   (553,843)      (608,152)           608,152        (553,843)
                                            --------------    -----------        -----------     -----------
    Total equity (deficit)                       1,913,716              -                  -       1,913,716
                                            --------------    -----------        -----------     -----------
Total liabilities and equity                $    4,886,785    $         -        $         -     $ 4,886,785
                                            ==============    ===========        ===========     ===========





         The accompanying notes are an integral part of this statement.

                         Unistar Financial Service Corp.
                   Pro Forma Combined Statement of Operations
                     For the Six Months Ended June 30, 1998
                                  (Unaudited)


                                                                                                           Unaudited
                                                                 Historical            Pro Forma           Pro Forma
                                                          IFHC           Unistar      Adjustments          Combined
                                                     -------------       -------      -----------        -------------
Revenues
    Premiums earned                                  $   1,186,119                                       $   1,186,119
    Other revenues                                          60,753                                              60,753
                                                     -------------       --------       -------          -------------
    Total revenues                                       1,246,872              -             -              1,246,872
                                                     -------------       --------       -------          -------------
Expenses
    Losses and loss adjustment expenses                  1,083,083                                           1,083,083
    Policy acquisition costs                               386,689                                             386,689
    Other underwriting expenses                            101,793                                             101,793
                                                     -------------       --------       -------          -------------
    Total expenses                                       1,571,565              -             -              1,571,565
                                                     -------------       --------       -------          -------------
Net income (loss)
    Income (loss) before income taxes                     (324,693)                                           (324,693)
    Provision (credit) for income taxes                   (110,396)                                           (110,396)
                                                     -------------       --------       -------          -------------
    Net income (loss)                                $    (214,297)      $      -       $     -          $    (214,297)
                                                     =============       ========       =======          =============
Computation of earnings (loss) per share:
    Basic Average shares outstanding                                                                        20,000,000
    Earnings (loss) per share                                                                            $       (0.01)
                                                                                                         =============




          The accompanying notes are an integral part of this statement.

                         Unistar Financial Service Corp.
                   Pro Forma Combined Statement of Operations
                      For the Year Ended December 31, 1997
                                  (Unaudited)


                                                                                                            Unaudited
                                                            Historical                   Pro Forma          Pro Forma
                                                      IFHC           Unistar           Adjustments          Combined
                                                 ------------    --------------        -----------        ------------
Revenues
    Premiums earned                              $  2,101,249     $                    $                  $  2,101,249
    Other revenues                                     72,524                                                   72,524
                                                 ------------     -------------        -----------        ------------
    Total revenues                                  2,173,773                 -                  -           2,173,773
                                                 ------------     -------------        -----------        ------------
Expenses
    Losses and loss adjustment expenses             1,769,589                                                1,769,589
    Policy acquisition costs                          677,129                                                  677,129
    Other underwriting expenses                       226,133                                                  226,133
    Other expenses                                     22,791                                                   22,791
                                                 ------------     -------------        -----------        ------------
    Total expenses                                  2,695,642                 -                  -           2,695,642
                                                 ------------     -------------        -----------        ------------
Net income (loss)
    Income (loss) before income taxes                (521,869)                                                (521,869)
    Provision (credit) for income taxes              (177,435)                                                (177,435)
                                                 ------------     -------------        -----------        ------------
    Net income (loss)                            $   (344,434)   $            -        $         -        $   (344,434)
                                                 ============    ==============        ===========        ============
Computation of earnings (loss) per share:
      Basic Average shares outstanding                                                                      20,000,000
      Earnings (loss) per share                                                                           $      (0.02)
                                                                                                          ============




          The accompanying notes are an integral part of this statement.

                         Unistar Financial Service Corp.
           Notes to Unaudited Pro Forma Combined Financial Information


(1)      DESCRIPTION OF ACQUISITION AND BASIS OF PRESENTATION

         On August 17, 1998, IFHC entered into an acquisition agreement with Caldera, Inc., a dormant public shell corporation. Under the terms of the agreement, Caldera, Inc. acquired 100% of the outstanding shares of IFHC common stock in exchange for common stock of Caldera, Inc. This stock exchange resulted in the shareholders of IFHC owning approximately 99% of Caldera, Inc.'s common stock. Simultaneously with the acquisition, Caldera, Inc. changed its name to Unistar Financial Service Corp.

         For accounting purposes, the acquisition has been treated as a recapitalization of IFHC, or a reverse acquisition, that is, as if IFHC had acquired Caldera, Inc. in exchange for 223,000 shares of common stock. Such stock represents the post-acquisition shares owned by Caldera, Inc.'s pre-acquisition stockholders. The pre-acquisition stockholders of Caldera, Inc. include an affiliate of IFHC, U.S. Fidelity Holding Corp., who owned 53,333, or 23.9% of the post-acquisition common shares prior to the August 17, 1998 acquisition transaction described above. The stockholders' equity reflects the capital structure of IFHC recording the acquisition of Caldera, Inc. as an issuance of stock for assets.

(2)      PRO FORMA ADJUSTMENTS

         The pro forma adjustments are necessary to reflect the post-transaction stockholders' equity section as if IFHC is the acquirer and Unistar is the acquired. Accordingly, the retained earnings of IFHC will be carried forward in the equity section of the combined balance sheet.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             UNISTAR FINANCIAL SERVICE CORP.
                                             (Registrant)




                                               /s/ F. Jeffrey Nelson
                                             ----------------------------------
                                                F. Jeffrey Nelson
                                                President and Chief Financial
                                                Officer


Date:    December 17, 1998